EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Infe, Inc., n/k/a Pacer Health Corporation, on Form SB-2, of our report dated March 27, 2003 on the financial statements of Infe, Inc. appearing in the Prospectus, which is part of the Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


                                             /s/ Bagell, Josephs & Company, LLC
                                             ---------------------------------
                                             Bagell, Josephs & Company, LLC


January 13, 2003
Gibbsboro, New Jersey